Exhibit 99.2

reAlpha Acquires USRealty and Invests in Unreal Estate to Gain Ability to Expand into 33 U.S. States

Dublin, Ohio – November 21, 2024 – reAlpha Tech Corp. (“reAlpha” or the “Company”) (Nasdaq: AIRE), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announces the acquisition of USRealty Brokerage Solutions, LLC (“US Realty”) and an investment into Unreal Estate Inc. (“Unreal”).

In connection with the acquisition and investment, US Realty entered into a services agreement with a broker from Unreal Estate LLC to provide broker services and facilitate access to brokerage licenses in up to 33 U.S. states. This agreement is expected to enable reAlpha’s expansion into such states, subject to the completion of all applicable regulatory and legal requirements. reAlpha expects to continue seeking additional brokerage licenses to expand its services nationwide by the end of 2025.

“This acquisition and the related services agreement will provide reAlpha with the ability to obtain up to 33 U.S. state brokerage licenses, which we expect will expand our reach in the U.S. and reduce the time and costs associated with organic growth,” said Giri Devanur, Chief Executive Officer of reAlpha. “We believe that investing in Unreal will strengthen our operational capabilities, creating opportunities to expand reAlpha’s platform and support growth in our service businesses, including Be My Neighbor and Hyperfast.”

For additional details concerning the terms of this acquisition, investment and separate services agreement, please reference reAlpha’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha’s goal is to offer a more affordable, streamlined experience for those on the journey to homeownership. For more information, visit www.realpha.com.

About Unreal Estate Inc.

Unreal Estate, Inc. is a real estate technology company that helps people buy and sell homes at a fraction of the cost of traditional real estate brokers. Unreal uses AI to automate the work of its brokers to make them more productive. This advanced technology reduces the cost of transactions, enabling clients to save significantly on fees and commissions. Additionally, Unreal offers AI as a service to homebuying professionals, providing valuable insights to aid their investment decisions. For more information, please visit www.unrealestate.com.

About USRealty Brokerage Solutions, LLC

USRealty Brokerage Solutions, LLC was a subsidiary of Unreal Estate Inc.

About the reAlpha Platform

reAlpha (previously called “Claire”), announced on April 24, 2024, is reAlpha’s generative AI-powered, commission-free, homebuying platform. The tagline: No fees. Just keys.™ – reflects reAlpha’s dedication to eliminating traditional barriers and making homebuying more accessible and transparent.

reAlpha’s introduction aligns with major shifts in the real estate sector after the National Association of Realtors agreed to settle certain lawsuits upon being found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development is expected to result in the end of the standard six percent sales commission, which equates to approximately $100 billion in realtor fees paid annually. The reAlpha platform offers a cost-free alternative for homebuyers by utilizing an AI-driven workflow that assists them through the homebuying process.

Homebuyers using the reAlpha platform’s conversational interface will be able to interact with Claire, reAlpha’s AI buyer’s agent, to guide them through every step of their homebuying journey, from property search to closing the deal. By offering support 24/7, Claire is poised to make the homebuying process more efficient, enjoyable, and cost-efficient. Claire matches buyers with their dream homes using over 400 data attributes and provides insights into market trends and property values. Additionally, Claire can assist with questions, booking property tours, submitting offers, and negotiations.

Currently, the reAlpha platform is under limited availability for homebuyers located in 20 counties in Florida, but reAlpha is actively seeking new MLS and brokerage licenses that will enable expansion into more U.S. states.

For more information, please visit www.reAlpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the US Realty acquisition, the investment in Unreal and the agreement with the Unreal Estate LLC broker; the anticipated benefits of the US Realty acquisition, investment in Unreal and agreement with the Unreal Estate LLC broker; reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to integrate the business of US Realty into its existing business and the anticipated demand for US Realty’s services; reAlpha’s ability to successfully enter new geographic markets; reAlpha’s ability to obtain the necessary regulatory and legal approvals to expand into additional U.S. states and maintain, or obtain, brokerage licenses in such states; reAlpha’s ability to generate additional sales or revenue from having access to, or obtaining, additional U.S. states brokerage licenses; the inability to maintain and strengthen reAlpha’s brand and reputation; reAlpha’s ability to expand its operations nationwide by the end of 2025; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets; the potential loss of key employees of Unreal and Unreal Estate LLC, including, but not limited to, the broker providing services on behalf of US Realty; reAlpha’s inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Company Contact

Investor Relations

investorrelations@realpha.com

Media Contact

irlabs on behalf of reAlpha

Fatema Bhabrawala

fatema@irlabs.ca